                                                                   EXHIBIT 99.02

                    EASTMAN CHEMICAL COMPANY AND SUBSIDIARIES

                             ACQUISITION INFORMATION
       (SALES REVENUE GROWTH COMPARISON -- WITH AND WITHOUT ACQUISITIONS)

                                                                        SECOND QUARTER, 2001
                                                                 ----------------------------------
                                                                       % GROWTH SALES REVENUE
                                                                 ----------------------------------
                                                                     WITH               WITHOUT
                                                                 ACQUISITIONS       ACQUISITIONS(1)
                                                                 ------------       ---------------
Chemicals Group Segments
      Coatings, Adhesives, Specialty Polymers, and Inks                56%                 (8)%
      Performance Chemicals and Intermediates                         (12)                (12)
      Specialty Plastics                                               (9)                 (9)
                                                                      ---                 ---
         Total Chemicals Group                                         12                 (10)
                                                                      ---                 ---

Polymers Group Segments
      Polymers                                                         (6)                 (6)
      Fibers                                                           13                  13
                                                                      ---                 ---
         Total Polymers Group                                          (1)                 (1)
                                                                      ---                 ---

Total Eastman                                                           6%                 (6)%
                                                                      ===                 ===

Regional Sales Revenue
      United States and Canada                                          6%                (11)%
      Europe, Middle East, and Africa                                  --                  (9)
      Asia Pacific                                                     16                  16
      Latin America                                                    15                  15

                                                                       FIRST SIX MONTHS, 2001
                                                                 ----------------------------------
                                                                       % GROWTH SALES REVENUE
                                                                 ----------------------------------
                                                                     WITH               WITHOUT
                                                                 ACQUISITIONS       ACQUISITIONS(2)
                                                                 ------------       ---------------
Chemicals Group Segments
      Coatings, Adhesives, Specialty Polymers, and Inks                51%                 (7)%
      Performance Chemicals and Intermediates                          (9)                (10)
      Specialty Plastics                                               (6)                 (6)
                                                                      ---                 ---
         Total Chemicals Group                                         12                  (8)
                                                                      ---                 ---

Polymers Group Segments
      Polymers                                                          4                   4
      Fibers                                                            3                   3
                                                                      ---                 ---
         Total Polymers Group                                           4                   4
                                                                      ---                 ---

Total Eastman                                                           8%                 (3)%
                                                                      ===                 ===

Regional Sales Revenue
      United States and Canada                                          6%                 (8)%
      Europe, Middle East, and Africa                                  15                   4
      Asia Pacific                                                      1                   1
      Latin America                                                    17                  16

(1)  Quarterly comparison excludes McWhorter and Hercules.

(2)  Year-to-date comparison excludes McWhorter, Hercules, and Sokolov.


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


                    EASTMAN CHEMICAL COMPANY AND SUBSIDIARIES

                       ACQUISITION INFORMATION (CONTINUED)
        (SALES VOLUME GROWTH COMPARISON -- WITH AND WITHOUT ACQUISITIONS)

                                                                        SECOND QUARTER, 2001
                                                                 ----------------------------------
                                                                          % GROWTH VOLUME
                                                                 ----------------------------------
                                                                     WITH               WITHOUT
                                                                 ACQUISITIONS       ACQUISITIONS(1)
                                                                 ------------       ---------------
Chemicals Group Segments
      Coatings, Adhesives, Specialty Polymers, and Inks                52%                 (7)%
      Performance Chemicals and Intermediates                         (12)                (12)
      Specialty Plastics                                               (6)                 (6)
                                                                      ---                 ---
         Total Chemicals Group                                          9                 (10)
                                                                      ---                 ---

Polymers Group Segments
      Polymers                                                         (7)                 (7)
      Fibers                                                           11                  11
                                                                      ---                 ---
         Total Polymers Group                                          (4)                 (4)
                                                                      ---                 ---

Total Eastman                                                           4%                 (7)%
                                                                      ===                 ===

Regional Sales Volume
      United States and Canada                                          3%                (10)%
      Europe, Middle East, and Africa                                  (3)                (13)
      Asia Pacific                                                      9                   9
      Latin America                                                    15                  15

                                                                       FIRST SIX MONTHS, 2001
                                                                 ----------------------------------
                                                                         % GROWTH VOLUME
                                                                 ----------------------------------
                                                                     WITH               WITHOUT
                                                                 ACQUISITIONS       ACQUISITIONS(2)
                                                                 ------------       ---------------
Chemicals Group Segments
      Coatings, Adhesives, Specialty Polymers, and Inks                44%                 (9)%
      Performance Chemicals and Intermediates                         (11)                (12)
      Specialty Plastics                                               (6)                 (6)
                                                                      ---                 ---
         Total Chemicals Group                                          7                 (10)
                                                                      ---                 ---

Polymers Group Segments
      Polymers                                                         --                  --
      Fibers                                                           (2)                 (2)
                                                                      ---                 ---
         Total Polymers Group                                          --                  --
                                                                      ---                 ---

Total Eastman                                                           4%                 (6)%
                                                                      ===                 ===

Regional Sales Volume
      United States and Canada                                          1%                 (9)%
      Europe, Middle East, and Africa                                  13                  (3)
      Asia Pacific                                                     (3)                 (3)
      Latin America                                                    12                  12

(1)  Quarterly comparison excludes McWhorter and Hercules.

(2)  Year-to-date comparison excludes McWhorter, Hercules, and Sokolov.


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